                                                                   Exhibit 10.18

                      SOBEL BUILDING DEVELOPMENT PARTNERS
                               680 Eighth Street
                        San Francisco, California 94103
                                (415) 861-4443

          THIS LEASE executed this 31st day of May 1996, between SOBEL BUILDING DEVELOPMENT PARTNERS, a California general partnership (hereinafter "Landlord"), and, Perfect Market, Inc., DBA; City Search, A Delaware Corporation, (hereinafter "Tenant" without distinction as to number or gender).

                                   RECITALS
                                   --------

          A. Pursuant to the provisions of that certain Lease ("the Master Lease") dated January 10, 1986, between Sheron Sugarman, Cynthia Morris, Joanne Liss and Steve Cohen (who, along with their successors and assignees, are referred to herein collectively as "Owner") and Landlord, Landlord has leased that certain improved real property and the improvements thereon (collectively, the "Building") commonly known as 680-Eighth Street, in the City and County of San Francisco, California and described more fully in Exhibit A attached hereto and incorporated herein.

          B. This Lease is a sublease of part of the Building and, as such, is expressly made subject to all of the terms and provisions of the Master Lease and the rights of the Owner thereunder.

          C. A copy of the Master Lease and any amendments thereto is available for inspection at reasonable times at the office of the Landlord.

          NOW, THEREFORE, FOR VALUABLE CONSIDERATION, Landlord and Tenant hereby agree as follows:

          1.   Premises. Landlord hereby leases to Tenant and Tenant hereby
               --------
hires from and takes from Landlord those certain premises (the "Premises") situated in the building, more particularly described as follows: Suite 240 consisting of approximately 5,200 rentable square feet on the second floor, as set forth in Exhibit B attached and incorporated herein. The Building in which the Premises are located contains approximately 76,500 rentable square feet. The Premises consist of 6.8% of the total rentable square footage of the Building.

          2.   Term.  The term of this lease shall be for Three (3) years and
               ----
fifteen (15) days, commencing on June 15, 1996 and ending on June 30, 1999. If the term of the Lease extends beyond December 31, 2010, the effectiveness of any portion of the term of this Lease after such date is conditioned upon Landlord's exercising its option to extend the term of the Master Lease beyond such date. See paragraph 34 for option terms.

          3.   Rent.  The rent under this Lease shall be paid in monthly
               ----
installments in advance, payable on the first day of each month, which Tenant agrees to pay to Landlord, at the office of the Landlord, or such other place or places as may be designated from time to time by Landlord, in United States Legal Tender, as follows:

          Period                                    Rent per Month
          June 15, 1996 through June 30, 1996       $3,900.00
          July 1, 1996 through June 30, 1997         7,800.00
          July 1, 1997 through June 30, 1998         8,034.00
          July 1, 1998 through June 30, 1999         8,275.00

          It is hereby mutually understood and agreed that the above letting and hiring is upon the following terms and conditions.

          4.   The Master Lease.  Tenant hereby recognizes that the estate of
               ----------------
Landlord in the Premises and the Building is that of the "Lessee" under the Master Lease. Tenant agrees that all rights, power, privileges and options granted to Tenant by this Lease are subject to the provisions of the Master Lease and no such right, power, privilege or option may be exercised or enjoyed by Tenant if and to the extent that the exercise or enjoyment thereof would not be permitted by, or would violate the terms of, the Master Lease, and that Tenant will not commit or suffer any act of omission or commission which would violate any of the terms or conditions of the Master Lease.

          5.   Delivery of Possession.  If Tenant occupies the Premises prior to
               ----------------------
the commencement of the term, such occupancy shall not advance the termination date. Tenant at its option, along with any of its vendors, contractors, agents, etc., shall be permitted to enter the Premises at any time during normal business hours prior to the Commencement Date, with no obligation to pay rent, for the purpose of installing furniture fixtures, and equipment, provided that Tenant does not interfere or delay Landlord's work. Landlord agrees that Tenant shall receive 5 days of free rent for each day premises are delivered late (beyond the expected June 15, 1996 (at 11 a.m.) delivery date).

          6.   Payment of Rent.  Tenant agrees to pay Landlord the rental herein
               ---------------
reserved at the time and in the manner herein provided without any demand therefore or deduction or offset therefrom whatsoever, free of any and all claims and demands against Landlord of any kind or character, except as specifically provided in Paragraph 15.6 of this Lease.

          7.   Use of Premises.  The Premises shall be used, occupied and
               ---------------
conducted exclusively as and for offices and for no other purpose (see paragraph
29). No unusual or heavy machinery or equipment which will by reason of its weight, vibration or noise (a) affect the structure of the Building, (b) constitute a nuisance, or (c) affect or disturb the quiet use and possession of any part of the Building by Landlord or any other tenant in the Building, shall be maintained in or upon the Premises. The Premises shall be used, occupied and conducted by Tenant without any annoyance, disturbance, detriment or injury to Landlord or to any of the tenants of Landlord in, or occupants of, or other persons lawfully in, other parts of the Building or to the business of such other tenants, occupants or persons. Tenant shall not maintain or permit or suffer to be maintained or permitted any nuisance or waste in or about the Premises, or bring or keep anything therein which will in any way affect or increase fire or other insurance on the Building or any of its contents. Tenant will not use or allow the Premises to be used for any unlawful, immoral or objectionable purpose, See paragraph 29.

          8.   Assignment and Subletting. Tenant agrees not to assign this Lease
               -------------------------
or any interest therein nor to sublet the whole or any part of the Premises unless and until the area encompassed by the proposed sublease or assignment is first offered in writing to Landlord for a period of ten (10) days, with Landlord having the

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

option to take said proposed assigned or sublet space for its own account and to relet the same for its own account and proportionately abating Tenant's rent during the term of said proposed sublease or assignment. If Landlord chooses not to exercise this option, Tenant with Landlord's written consent first obtained may sublet or assign all or a portion of the Premises, providing the proposed sublessee or assignee first pays in advance two months' rent which will be applied to the rent due during the last two months of the proposed subleasing or assignment and provided further that, in the event said sublessee or assignee pays rent (or other form of compensation however designated) greater than that due from Tenant, said excess shall be paid over to Landlord by Tenant as received and the same shall constitute additional rent due Landlord from Tenant under this Lease. Consent to any assignment or subletting shall apply only in the given instance and a further assignment or subletting by Tenant or its assignee or subtenant shall be made only after obtaining Landlord's prior written consent as provided in Section 8. Nothing contained herein will obligate Landlord to consent to any proposed assignment or sublease if the proposed sublessee or assignee does not meet Landlord's reasonable financial criteria or would otherwise be considered an undesirable tenant, because of its business or business reputation, the character of the Building and the types and mix of other tenants. Upon any subletting, nothing contained herein shall be construed to relieve Tenant of any of its obligations contained in this Lease including, without limitation, the obligation to pay rent. Tenant shall not require Landlord's consent to sublease Premises or assign the lease to a bona fide subsidiary or affiliate of the Tenant.

          9.   Acceptance, Alterations, Repairs and Inspection. Landlord shall,
               -----------------------------------------------
at its sole cost, keep, repair and maintain the structural portions of the Building, common areas in the Building, exterior walls and roof of the Building, Building utility systems and sidewalks adjacent to the Building in good and sanitary order, condition and repair, except where said conditions exist because of the lack of ordinary care by Tenant, in which case Tenant shall promptly reimburse Landlord for any expenses incurred in connect herewith. Tenant shall, at its sole cost and expense, keep the premises in good and sanitary order, condition and repair, except where such disrepair is due to a violation of the Lease by Landlord, in which case Landlord shall make such repair. By entry hereunder, and subject to the completion of any improvements referred to in Exhibit C, Tenant accepts the Premises and the Building as being in good and sanitary order, condition and repair and agrees that on the last day of the term of this Lease or, upon sooner termination of this Lease, to surrender to Landlord all of the Premises in the same condition as when received, reasonable wear and tear thereof excepted. Unless otherwise provided by written agreement, all additions to, improvements and alterations of premises, except movable furniture and trade fixtures, shall become the property of Landlord at Landlord's option, and shall remain upon and be surrendered with the premises. Tenant shall not make any additions or improvements to or alterations or modifications of the premises without the prior written consent of Landlord, which shall not be unreasonably withheld. As a condition to any such consent Landlord may, among other things, require performance or completion bonds for the work, copies of plans and specifications and other relevant information. Notwithstanding the foregoing, Tenant may make non structural additions, improvements, alterations or modifications to the Premises with an aggregate cost not exceeding One Thousand Dollars ($1,000.00) in any six month period without seeking Landlord's prior consent. Tenant shall keep the Premises and the Building free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant. Tenant agrees that if it shall make any repairs, alterations, modifications or improvements, after having obtained Landlord's consent where required, it will not commence such action until two (2) days after written notice to Landlord in order that Landlord may post appropriate notices of non responsibility to avoid any liability for liens. Tenant will at all times permit such notices to be posted and remain posted until the completion and acceptance of the work. If Tenant fails to remove any liens promptly, Landlord may, at its option, do so, in which case Tenant shall immediately upon demand reimburse Landlord for all such amounts paid and costs and expenses incurred. All such amounts shall constitute additional rent due Landlord from Tenant under this lease.

          10.  Compliance with Law. Tenant shall, at its sole cost and expense,
               --------------------
comply with all the requirements of all Municipal, State and Federal authorities now in force or which may hereinafter be in force pertaining to the Premises, and shall faithfully observe in the use of the premises all Municipal ordinances and State and Federal statutes now in force or which may hereinafter be in force. The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such ordinance or statute in the use of the Premises shall be conclusive of the fact as between Landlord and Tenant. Nothing contained in this Section 10 shall require Tenant to make any structural changes or any changes affecting Building utility systems. Tenant will not be responsible for the cost of compliance with the Americans with Disabilities Act or any comparable State or Local statute.

          11.  Exculpation of Landlord and Owner. Tenant waives all claims
               ---------------------------------
against Landlord, Owner and their agents and employees for damage to person or property arising from any reason, except that Landlord shall be liable for damage to Tenant from the negligent or willful acts or omissions of Landlord or its agents or employees.

          12.  Indemnity.  Tenant on behalf of itself, its agents, its
               ---------
employees, its guests and invitees shall defend and indemnify and hold Landlord, Owner and their agents and employees harmless from and against all damages, which result from the acts or omissions of Tenant or its agents or employees, including reasonable attorneys' fees, arising out of any damage to any such person or their property occurring in, on or about the Premises or the Building, unless such damages result from Landlord's negligent or willful acts or omissions.

          13.  Liability and Property Insurance. Landlord agrees to carry and
               --------------------------------
keep in force during the term hereof a standard fire and extended coverage insurance policy of the Building. Tenant agrees to take out and keep in force during the term hereof, at Tenant's expense, (a) bodily injury and property damage liability insurance in companies and through brokers approved by Landlord (with at least a Best A-Rating) to protect against any liability to the public incident to the use of or resulting from any accident occurring in or about the Premises or the Building, the liability under such insurance to be not less that One Million Dollars ($1,000,000.00) for any one person injured or $1,000,000.00 for any one accident and (b) property insurance of $1,000,000.00 covering loss or damage to the Premises (including any improvements constructed). These policies (1) shall name Owner (Cynthia & Craig Morris, Joanne and Robert Liss, Sheron & Charles Sugarman, THE LISS LIVING TRUST U/A DATED 4/15/91 and THE CHARLES AND SHERRI SUGARMAN LIVING TRUST U/A DATED 8/24/90) and Landlord (Sobel Building Development Partners) and such lenders, if any, as may be designated by Landlord, as additional insureds, (2) a certificate of insurance is to be delivered to the Landlord upon issuance and renewal and (3) shall contain a written obligation on the part of the insurance carriers to notify Landlord in writing thirty (30) days prior to any cancellation thereof. Notwithstanding the foregoing, Owner, Landlord and their lenders, if any, need not be named as additional insureds for Tenant's furniture, equipment and personal property. Tenant agrees that, if it does not keep such insurance in full force and effect, Landlord may, at its option, take out the necessary insurance and pay the premium. In such a case, Tenant shall reimburse Landlord for the amount so paid and such amount shall constitute additional rent due Landlord from Tenant under this Lease. The policies provided for herein together with proof of payment of premium therefore shall be delivered to Landlord within ten (10) days after the date of execution of this Lease, and renewal certificates and proof of payment of premiums therefor shall be delivered to Landlord not less than fifteen (15) days prior to the renewal date of any such insurance policies.

          14.  Defaults: Remedies. 14.1 Defaults. The occurrence of any one or
               ------------------       --------
more of the following events shall constitute a material default and breach of this Lease by Tenant:

          (a)  The vacating or abandonment of the Premises by Tenant:

          (b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant here under, within five (5) days of written notice following the date such amount is due;

          (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this lease to be observed or performed by Tenant other than described in Section 14.1(b)above, where such failure shall continue for a period of thirty (30) days after written notice from Landlord to Tenant, provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, the Tenant shall not be deemed to be in default if Tenant commences such cure within said 30-day period and thereafter diligently prosecutes such cure to completion;

          (d) (i) The making by Tenant of any general arrangement for the benefit of creditors;

          (ii) The filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for re-organization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against the Tenant, the same is dismissed within sixty (60) days);

          (iii) The appointment of a trustee or receiver to take possession of all or substantially all of Tenant's assets located at the premises or of Tenant's interest in this Lease.

          (iv) The attachment, execution or other judicial seizure of all or substantially all of Tenant's assets located at the premises or of Tenant's interest in this lease where such seizure is not discharged within thirty (30) days.

          (e) The discovery by Landlord that any financial statement given to Landlord by Tenant, any sublessee or assignee of Tenant, any successor in interest of Tenant or any guarantor of Tenant's obligations here under, or any of them, was materially false.

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

          14.2 Remedies.  In the event of any such material default or breach by
               --------
Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach take any of the following actions:

          (a) Terminate Tenant's right to possession of the Premises by any means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant: (1) the worth at the time of award of the unpaid rent which had been earned at the time of termination: (2) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided: (3) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (4) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

          (b) Have this Lease continue in effect for so long as Landlord does not terminate this Lease and Tenant's right to possession of the Premises, in which event Landlord shall have the right to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due under this Lease.

          (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State of California.

          (d) The "worth at the time of award" of the amounts referred to in Sections 14.2(a)(1) and 14.2(a)(2) above shall be computed by allowing interest at the maximum annual interest rate allowed by law for business loans (not primarily for personal, family or household purposes) not exempt from the usury law at the time of termination or, if there is no such maximum annual interest rate, at the Bank of America N.T. & S.A. "Prime Rate" charged on such termination then in effect plus two (2) percentage points. The "worth at the time of award" of the amount referred to in Section 14.2(a)(3) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%) per annum. For the purpose of determining unpaid rent under Sections 14.2(a)(1), (2) and
(3) above, such unpaid rent shall be the rent payable by Tenant in accordance with all of the provisions of this Lease.

          14.3 Default by Landlord. Landlord shall not be in default unless
               -------------------
Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to any lenders whose names and addresses shall have been theretofore furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation, provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for the performance, then Landlord shall not be in default if Landlord commences the performance within such 30-day period and thereafter diligently prosecutes the same to completion. Tenant's sole remedy in the event of Landlord's default shall be in damages. Tenant shall not have the right to any rent abatement or reduction, but may terminate this Lease if Landlord fails to cure its default.

          15.  Damage or Destruction.
               ---------------------

          15.1 Partial Damage -- Insured. Subject to the provisions of Sections
               -------------------------
15.3, 15.4 and 15.5, if the Premises are damaged and such damage was caused by a casualty covered under any insurance policy required to be maintained by Tenant pursuant to Section 13 or any insurance policy carried by Landlord, Landlord shall first apply the proceeds paid under any such policy of insurance to the repair of such damage as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the foregoing to the contrary, Landlord shall have no duty to repair or replace Tenant's fixtures, equipment, personal property, alterations or improvements to the Premises, including without limitation those described in Exhibit C, and Tenant shall promptly, at its sole cost and expense, repair and replace such items, unless such damage results from Landlord's negligent or willful acts.

          15.2 Partial Damage -- Uninsured. Subject to the provisions of
               ---------------------------
Sections 15.3, 15.4 and 15.5, if the Premises are damaged, except by a negligent or willful act of Tenant or Landlord (in which event Tenant or landlord shall make all required repairs at its own expense), and such damage was caused by a casualty not covered under an insurance policy required to be maintained by Tenant under Section 13, or otherwise maintained by Landlord, Landlord may, at its option, either (i) repair such damage as soon as reasonably possible, at Landlord's expense, in which event this lease shall continue in full force and effect, or (ii) give written notice to Tenant within sixty (60) days after the date of the occurrence of such damage of Landlord's intention to cancel and terminate this Lease as of the date of occurrence of such damage. In the event Landlord elects to give such notice of Landlord's intention to cancel and terminate this Lease, Tenant shall have the right within ten (10) days after receipt of such notice to give written notice to Landlord of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event this Lease shall continue in full force and effect and Tenant shall proceed to make such repairs as soon as is reasonably possible. If Tenant does not give such notice within such 10-day period, this Lease shall be canceled and terminated as of the date of the occurrence of such damage. Notwithstanding the foregoing to the contrary, if Landlord elects to repair the premises after an uninsured casualty, Landlord shall have no duty to repair or replace any of Tenant's fixtures, equipment, personal property or alterations or improvements to the Premises, including without limitation those described in Exhibit C, and Tenant shall promptly, at its sole cost and expense, repair and replace such items unless such damage was caused by a negligent or willful act of landlord.

          15.3 Total Destruction. If at any time during the term hereof the
               -----------------
Premises are totally destroyed from any cause whether or not covered by insurance required to be maintained under this Lease (including any total destruction required by an authorized public authority), this Lease shall automatically terminate as of the date of such total destruction.

          15.4 Damage Near End of Term. If the Premises are partially destroyed
               -----------------------
or damaged during the last one (1) year of the term of this Lease, Landlord may, at Landlord's option, cancel and terminate this Lease as of the date of the occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within sixty (60) days after the date of the occurrence of such damage.

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

          15.5 Damage to Building.  In the event of any casualty to the Building
               ------------------
(whether or not including damage to the Premises), the repair or restoration of which would in Landlord's reasonable judgment cost in excess of fifty percent (50%) of the full replacement cost of the Building, Landlord may, at its option, terminate this Lease by written notice given to Tenant within sixty (60) days of the date of such damage.

          15.6 Abatement of Rent: Tenant's Remedies. (a) If the Premises are
               ------------------------------------
partially destroyed or damage and Landlord or Tenant repairs or restores them pursuant to the provisions of this Section 15, the rent payable here under for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant's use of the Premises is impaired. Except for abatement of rent, if any, Tenant shall have no right to claim against Landlord for any damage suffered by reason of such damage, destruction, repair or restoration except where such damage or destruction was the result of Landlord's negligence.

          (b) If Landlord shall be obligated to repair or restore the Premises under the provisions of this Section 15, it shall commence said repairs within sixty (60) days after such obligation accrues, unless prevented by any governmental agency, Acts of God, labor interruptions or strikes or events of a similar nature, and if Landlord fails to commence such repair or restoration within said sixty (60) day period, Tenant may, at its option, cancel and terminate this Lease by giving Landlord written notice of Tenant's election to do so at any time prior to the commencement of such repair or restoration. In such event, this Lease shall terminate as of the date of such notice.

          15.7 Termination -- Advance Payments. Upon termination of this lease
               -------------------------------
pursuant to this Section 15, an equitable adjustment shall be made concerning advance rent and any advance payment made by Tenant to Landlord. Landlord shall, in addition, return to Tenant so much of Tenant's security deposit as has not theretofore been applied by Landlord.

          15.8 Waiver. Tenant waives the provisions of California Civil Code
               ------
Sections 1932(2) and 1933(4) which relate to termination of leases when the thing leased is destroyed and agrees that such event shall be governed by the terms of this Lease.

          16. Holding Over. On the last day of the term of this Lease or sooner
              ------------
termination of this Lease, Tenant agrees to peacefully and quietly surrender and yield possession of the premises unto Landlord in as good order, state and condition as the same were at the time of delivery of possession of the premises to Tenant, reasonable use and wear and tear thereof excepted. Should Tenant hold over said term hereby created with the consent of Landlord, such tenancy shall be deemed to be merely one from month-to-month, at a monthly rental of one hundred ten percent (110%) of the monthly rental in effect at the end of the term of this Lease and upon all the other terms and conditions contained in this Lease.

          17. Non-Waiver. The waiver of any breach of this Lease by either of
              ----------
the parties or the failure or omission of the parties to exercise and remedy for a violation of any of its terms, conditions or covenants shall in no way be deemed to be a consent by the parties to such violation and shall in no way estop or prevent the parties from exercising any of their rights under this Lease thereafter either for such or any subsequent violation of any term, condition or covenant. The acceptance or payment of rent here under shall not be, and shall not be construed to be, a waiver of any breach, term, covenant or condition of this Lease.

           18. Utilities and Services.
               ----------------------

           (a) Landlord agrees to furnish power to the premises, and heat and air for the normal use of the premises.

          (b) Landlord shall provide Tenant with after-hours control of heating, ventilation and air conditioning (HVAC) for the Premises. Landlord shall install a new electrical submeter in Tenant's Premises.

          (c) Landlord to pay twelve cents (SO.12) per month, per usable square foot, for Tenant's utilities service. Tenant to pay any additional cost for said monthly service.

          (d) Normal janitorial service shall be provided to the premises, and the common areas of the Building, five nights per week.

          The foregoing services and utilities shall be provided in an amount and at such times customarily used in similar type buildings in the geographical area in which the Landlord competes. The interruption or curtailment of any such services caused by any event beyond the control of Landlord, including repairs, renewals, improvements, alterations, strikes, lockouts, accidents, inability to obtain fuel or supplies, or voluntary or involuntary governmental regulation shall not constitute eviction or disturbance of Tenant's use of the Premises and shall not entitle Tenant to abatement of rent or any other claim against Landlord. Landlord shall use its best efforts at all times to continue said service to the common areas.

          19. Security Deposit. Tenant has, contemporaneously with the execution
              ----------------
of this Lease, deposited with Landlord the sum of $7,800.00 (Seven Thousand Eight Hundred Dollars) receipt of which is hereby acknowledged by Landlord. This sum shall be held by Landlord as security for the faithful performance by Tenant on all of the terms, covenants and conditions of this Lease by Tenant to be kept and performed during the term hereof. If at any time during the term of this Lease any of the rent herein reserved shall be overdue and unpaid or any other sum payable by Tenant to Landlord here under shall be overdue and unpaid, the Landlord May, at its option (but Landlord shall not be required to), appropriate and apply any portion of said $7,800.00 to the payment of any such overdue rent or other sum. In the event of the failure of Tenant to keep and perform all of the terms, covenants and conditions of this Lease to be kept and performed by Tenant, then at the option of Landlord, it may, after terminating this Lease, appropriate and apply said entire $7,800.00 (or so much thereof as may be necessary) to compensate Landlord for all loss or damage sustained or suffered by Landlord due to such breach on the part of Tenant. Should the entire $7,800.00 (or any portion thereof) be appropriated or applied by Landlord for the payment of overdue rent or other sums then due and payable to Landlord by Tenant here under, then Tenant shall, upon written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore said security to the original sum of $7,800.00. Tenant's failure to do so within ten (10) days after receipt of such demand shall constitute a breach of this Lease. Should Tenant comply with all of said terms, covenants and conditions and promptly pay all of the rental herein provided as it falls due, and all other sums payable by Tenant to Landlord here under, then said falls due, and all other sums payable by Tenant to Landlord here under, then said sum shall be returned in full to Tenant at the end of the term of this Lease or upon the earlier termination of the Lease under the provisions of
Section 15 hereof.

          20. Operating Expenses and Property Taxes. (a) Landlord shall pay for
              -------------------------------------
the cost of insurance for the Building, water and sewer, elevator, maintenance management, scavenger and other services and expenses related to the Premises and the Building. Landlord shall also pay for PG&E, scavenger and janitorial for the common areas of the Building.

          (b) Tenant shall be responsible for paying its proportionate share of increases in actual operating expenses and real property taxes for the Premises above a Base Year of 1996. Said increases shall not exceed ten percent (10%) in any given year. Tenant shall not be required to pay for any capital repairs or alterations other than those which may be required by applicable codes, law or regulations which become effective after lease commencement, and only then depreciated over the useful life of the repair or alteration. Tenant shall not pay operating expense and real estate tax increases until after the first anniversary of the Commencement Date of the lease. Tenant shall be entitled to review the documentation for such expenses.

          21. Building Directory/Signage. Landlord, at its cost, shall place,
              --------------------------
construct and maintain a directory, which shall be located in the lobby of the Building, exclusively for the display of the names of tenants in the Building and their respective suite numbers.

          (a) Tenant and Landlord shall agree on all signage requested by Tenant, which signage must comply with Building standards already in place. All signage shall be furnished and installed at Tenant's expense. Landlord shall cooperate, without charge to Tenant, in assisting Tenant in obtaining any required government approvals.

          22. Parking. Landlord agrees Super Parking, Inc., a tenant of
              -------
Landlord, shall provide twenty five (25) parking stalls in the surface parking lots adjacent to and within one block of the Building. The rate charged to Tenant by Super Parking, Inc. for these parking stalls shall be $75.00 per month per stall for the first year of the lease, subject to fair market increases not to exceed three percent (3%) per annum.

          23. Real Property Taxes. Landlord shall be responsible for the payment
              -------------------
of all "real property" taxes on the property of which the Premises is a part during the lease term. Tenant shall not be responsible for any increase in taxes due to a sale or transfer of the property. "Real property tax" as used herein shall include all real estate and personal property taxes (excluding any personal property taxes assessed any other tenant of the Building), assessments and any and all other impositions, fees and charges, whether extraordinary or ordinary, general or special, which may at any time or from time to time during the term of this Lease be levied or assessed or imposed or charged against or with respect to, or become a lien against, (i) the Premises, (ii) the Building,
(iii) the land on which the Building is located, (iv) any part of the foregoing,
(v) this Lease, (vi) the operation of the Building or the Premises or any part thereof by Landlord, Tenant, or Owner (including, without limitation, any and all payroll, transit impact, housing fund, child care funds, license, business and occupation taxes, fees, charges and other impositions), and any taxes or other impositions imposed in lieu of said taxes, assessments, fees, charges and other impositions, and any taxes, assessments, fees and other impositions imposed upon the rental here under or under the Master Lease by any government authority having jurisdiction thereover. Without limiting the generality of the foregoing, "real property" tax shall also include all taxes on Owner or Landlord measured by gross receipts from the Building levied during the term hereof under the provisions of the Gross Receipts Tax Ordinance of the City and County of San Francisco as from time to time amended, or any statutory successor, or under the provisions of any statute, ordinance or regulation of any other governmental body. "Real property" taxes shall be prorated at the commencement and at the expiration of the term hereof. "Real property" taxes shall not include any estate or inheritance taxes or any net income tax of Landlord or owner unless the same is imposed in lieu of or as a replacement for what would otherwise be a "real property" tax, or any taxes which Landlord is not required to pay under the terms of the Master Lease.

          24. Personal Property Taxes.
              -----------------------

          (a) Tenant shall pay prior to deliquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property (collectively "personal property") of Tenant contained in the Premises or elsewhere. When possible, Tenant shall cause all personal property to be assessed and billed separately from the Premises, Building or land on which they are located.

          (b) If any of Tenant's personal property shall be assessed with any real property of Owner or Landlord, Tenant shall pay Landlord the taxes attributable to Tenant's personal property within ten (10) days after receipt of a written statement setting forth the taxes applicable.

          25. Rental Adjustments. See paragraph 3.
              ------------------

          26. Condemnation. If the Premises or any portion thereof are taken
              ------------
under power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than fifteen percent (15%) of the floor area of the Premises is taken by condemnation, Tenant may, at Tenant's option, to be exercised in writing only within ten (10) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within ten [10] days after the condemning authority shall have taken possession), terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate the Lease in accordance with the foregoing, the Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion of the floor area taken bears to the total floor area of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the power of eminent domain shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee (or any interest therein), or as severance damages; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's trade fixtures and removable personal property, Tenant's relocation expenses and interruption of Tenant's business. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall, to the extent of severance damages received by Landlord in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority. Tenant shall pay any amount in excess of such severance damages required to complete such repair. If there is a condemnation of any portion of the Building or the land on which the Building is located, and such taking is of so much of the Building that Landlord determines that it cannot resonably and economically operate the Building for the purpose for which it was operated prior to such condemnation, Landlord may, in such an event terminate this Lease by giving Tenant written notice thereof with ninety
(90) days of the date of such condemnation and, in such a case, any award will be located as provided above.

          27. Attornment. See Exhibit E Recognition and Attornment Agreement.
              ----------

          28. General Provisions.
              ------------------

          28.1 Estoppel Certificate. (a) Tenant shall at any time upon not less
               --------------------
than ten (10) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing certifying (i) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, (ii) that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and
(iii) such other matters as may be reasonably requested by Landlord. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Land and improvements in which the Premises are located or any interest therein.

          (b) Tenant's failure to deliver such statement within such time shall be a material breach of this Lease and shall be conclusive upon the Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's rent has been paid in advance.

          (c) If Landlord desires to finance or refinance its interest in the property and improvements upon which the Premises are located, or any parts thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by lender. Such statements shall include the past three (3) years' financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

          28.2 Severability. If the invalidity of any provision of this Lease is
               ------------
determined by a court of competent jurisdiction, it shall in no way affect the validity of any other provision hereof.

          28.3 Late Charges.    Tenant hereby acknowledges that the late payment
               ------------
by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amounts of which would be impossible to ascertain. Such cost include, but are not limited to, processing and accounting charges, late charges which may be imposed upon Landlord by the terms of the Master Lease or any mortgage or deed of trust covering Landlord's interest in the property on which the Premises is located, interest penalties and lost opportunity. Accordingly, if any installment of rent or an other sum due from Tenant shall not be received by Landlord within five (5) days after such amount shall be due, Tenant shall pay Landlord a late charge equal to Five Hundred Dollars

($500.00) The parties hereby agree that such late charge represent a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord after Tenant's first late payment shall in no event constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Landlord from exercising any other rights and remedies granted hereunder.

          28.4 Interest on Past-Due Obligations. Except as expressly provided
               --------------------------------
herein, any amount due Landlord and not paid when due shall bear interest from the date due at a rate equal to the lesser of (a) three percent (3%) above the reference rate or the publicly announced prime rate of interest charged on such due date by the San Francisco Main Office of Bank of America, N.T. & S.A. (or any successor bank thereto) to substantial commercial borrowers for ninety (90) day loans or (b) the maximum rate permitted by law. Such payment of interest shall not excuse or cure any default by Tenant under this Lease; provided, however, that interest shall not be payable on late charges incurred by Tenant.

          28.5 Time is of the Essence. Time is of the essence.
               ----------------------

          28.6 Captions. Section headings in this Lease are for convenience
               --------
purposes only and shall not be interpreted as a substantive part of this Lease.

          28.7 Recording. Tenant shall not record this Lease or any memorandum
               ---------
of this Lease without Landlord's prior written consent, and such recordation shall, at the option of Landlord, constitute a noncurable default of Tenant hereunder.

          28.8 Cumulative Remedies. No remedy or election hereunder shall be
               -------------------
deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

          28.9  Covenants and Conditions. Each provision of this Lease
                ------------------------
performable by Tenant shall be deemed both a covenant and a condition.

          28.10 Binding Effect: Choice of Law. Subject to any provisions hereof
                -----------------------------
restricting assignment or subletting by Tenant, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California.

          28.11 Subordination. (a) This Lease, at Landlord's option, shall be
                -------------
subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part (or upon Landlord's leasehold interest in such real property) and to any and all advance made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed by Landlord or any person succeeding to Landlord's interest in the Premises if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

          (b) Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead, to do so.

          28.12 Waiver of Subrogation. So long as the applicable policy is not
                ---------------------
affected and the cost thereof is not increased thereby, each of the parties hereto does hereby waive its entire right of recovery against the other for any damages caused by an occurrence insured against such party and the rights of any insurance carrier to be subrogated to the rights of the insured under the applicable policy.

          28.13 Modification of Public Areas. Landlord shall have the right to
                ----------------------------
change or modify public areas of the Building wherein the Premises are located so long as said changes or modifications do not materially interfere with or affect Tenant's quiet enjoyment.

          28.14 Quitclaim Deed. At the expiration of the term of this Lease or
                --------------
its earlier termination under the terms hereof, Tenant, upon Landlord's written request, shall provide within ten (10) days a quitclaim deed in favor of Landlord or its assigns whereby Tenant releases any and all of its interest in the Premises or the land and improvements of which the Premises are a part.

          28.15 Merger. The voluntary or other surrender of the Lease by Tenant,
                ------
or a mutual cancellation thereof, or a termination by Landlord, shall not work as a merger, and shall, at the option of Landlord, operate as an assignment to Landlord of any or all subtenancies.

          28.16 Corporate Authority. If any party executing this Lease is a
                -------------------
corporation, such individual executing this Lease on behalf of said corporation represents and warrants that she/he is duly authorized to execute and deliver this Lease on behalf of said corporation.

          28.17  Quiet Possession. Upon Tenant paying the fixed rent reserved
                 ----------------
hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the premises for the entire term hereof subject to all of the provisions of this Lease.

          28.18 Advertisements and Signs.  Landlord reserves the exclusive
                ------------------------
right to use the exterior walls and roof of the Premises and the Building and access thereto and Tenant shall not inscribe, paint or affix any signs, advertisements, placards or awnings on the exterior walls, windows or roof of the Premises or the Building without prior written consent of Landlord. It is understood and agreed that any sign so placed on the premises or building with consent of Landlord shall be removed by Tenant at termination of this Lease and any damage or injury to the Premises resulting therefrom shall be repaired by Tenant at its sole cost. In the event of the failure of Tenant to remove such signs or repair any damage resulting there from, Landlord may remove said signs and repair at the Tenant's expense.

          28.19 Auctions. Tenant shall hold no auction upon the Premises without
                --------
the prior written consent of Landlord.

          28.20 Entry by Landlord and Owner. Tenant shall permit Owner and
                ---------------------------
Landlord and their agents to enter into and upon the premises with twenty four
(24) hour notice to Tenant, except in the case of emergency, for the purpose of inspecting the same, for the purpose of showing the Premises to prospective tenants, prospective buyers, lenders and insurance carriers, and for the purpose of maintaining the Building in which the Premises are situated, or for the purpose of making repairs.

          28.21 Cost of Suit. If either party becomes a party to any
                ------------
litigation concerning this Lease, the Premises, or the Building or the land thereunder, by reason of any act or omission of the other party or its authorized representatives, and not by any act or omission of the party that becomes a party to that litigation or any act or omission of its authorized representatives, the party that causes the other party to become involved in the litigation shall be liable to that party for reasonable attorneys' fees and court costs incurred by it in the litigation as fixed by a court of competent jurisdiction. If either party commences an action against the other party arising out of or in connection with this Lease, the prevailing party shall be entitled to have and recover from the losing party reasonable attorneys' fees and costs of suit as fixed by a court of competent jurisdiction.

          28.22 Notices. All notices or demands to be given to Landlord or
                -------
Tenant shall be deemed sufficiently served if the same is in writing and is enclosed in a sealed envelope and is delivered personally or is deposited in the United States Mail, certified or registered mail, return receipt requested, postage prepaid and addressed to the Tenant at City Search, 4502 Dyer Street, Suite 201, La Crecenta, CA 91214, and to Landlord at 680 Eighth St., San Francisco, California 94103. Any such notice shall be deemed to have been served and received upon such personal delivery or upon such mailing; provided, however, if such notice pertains to the change of address of either party, such notice shall be deemed to have been served only upon actual receipt thereof.

          28.23 Sale or Transfer of Premises. If Landlord sells or transfers all
                ----------------------------
or any portion of its interest in the land and improvements of which Premises are a part, Landlord, on consummation of the sale or transfer, shall be released and discharged from any liability under this Lease upon the transfer of all prepaid rent and any unexpended security deposit to Landlord's successor.

          28.24 Financial Statements. Tenant shall cause to be furnished to
                --------------------
Landlord within ten (10) days of preparation its most current financial statement and balance sheet prepared in accordance with generally accepted accounting principles. Said information as a minimum shall be furnished not less frequently than annually.

          28.25 Brokerage. Julien J. Studley, Inc. is acting as Tenant's
                ---------
exclusive agent in this transaction. Landlord shall pay to Julien J. Studley, Inc. a brokerage commission of five percent (5%) of the fully serviced rental paid by Tenant during the initial lease term. The first half of the commission will be due and payable upon complete execution of the lease. The second half will be due and payable sixty (60) days from the Commencement Date of the lease.

          28.26 Exhibits. Exhibits A through E inclusive, are incorporated in
                --------
this Lease and made a part hereof.

          28.27 Integrated Agreements -- Modification. This Lease contains all
                -------------------------------------
the agreements of the parties and cannot be amended or modified except by a written agreement executed by all parties or their successors.

          28.28 Rules and Regulations. The Commencement of the lease term is
                ----------------------
expressly conditioned upon Landlord being able to complete the desired remodeling to his satisfaction and further conditioned upon Landlord being able to obtain all of the necessary permits. Tenant shall comply with Landlord's rules and regulations for the Building attached hereto as Exhibit D and to such modifications and amendments thereto as may be made by Landlord after the date of this Lease.

          28.29 Joint and Several Liability. All of the terms, covenants and
                ---------------------------
conditions contained in this Lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed joint and several.

          29. Primary Use. In no event shall the premises be used for any
              -----------
purpose other than as described in paragraph 7 herein.

          30. Insolvency or Bankruptcy. The appointment of a receiver to take
              ------------------------
possession of all or substantially all of the assets of Tenant or of the operations of Tenant in the demised premises, or a general assignment by Tenant for the benefit of creditors, or the filing of proceedings in insolvency or bankruptcy by or against Tenant shall entitle Landlord, at its option to terminate the lease; provided, however, if Tenant cures its insolvency or bankruptcy within thirty (30) days of written notice thereof, the lease shall not terminate.

          31. Freight Movement. Furniture, merchandise and other bulk objects
              ----------------
shall be brought into and removed from the Building only through the freight entrance, and the time and manner of movement of such objects shall be subject to reasonable requirements of Landlord. Freight movement to and from the premises shall be accomplished as promptly as possible. Such moving shall be at Tenant's sole expense. No such objects shall be brought into or removed from the Building during any major market exhibition without the prior written consent of Landlord.

        32. Prior Entry. Tenant shall have the right to install telephone and
            -----------
computer cables, and equipment so long as Tenant performs such work through a licensed contractor and said work is done in a good workmanlike manner to City and County specifications. Lessee shall be responsible for all costs and expenses occasioned by such installation and work. In such event, lessee shall be bound by all of the terms, covenants and conditions of this Lease Agreement.

        33. Option Premises/Right of First Refusal. Suite 244, the option
            --------------------------------------
premises (600 rentable square feet, approximately). Tenant shall have the option to lease the Option Premises, by providing written notice to Landlord within one hundred twenty (120) days of the Commencement Date of the lease. The Option Premises shall be leased under the same terms and conditions as the Initial Premises, including Tenant Improvements to be determined. The Commencement Date for the Option Premises shall be within sixty (60) days of the date the option is exercised.

            (a) Tenant shall be granted the continuing Right of First Refusal to lease

Option Premises and contiguous space to the Premises, that is or comes available throughout the initial lease or renewal term, including the Option Premises.

        The Lease of Suite 255 expires on May 31, 2001. The Lease of Suite
231 expires on June 30, 1997 and there is one (1) three (3) year option, which if exercised, expires on June 30, 2000.

         (b) Landlord shall provide written notifications to Tenant of all good faith acceptable offers received for any space that comes available pursuant to this right of first refusal. Tenant shall have seven (7) business days in which to elect to lease such space, or any portion thereof, at the terms presented in such written notification from the Landlord, including rent at fair market value. Landlord, at Landlord's sole cost, shall construct in the First Refusal premises tenant improvements of the same quality and scope as those constructed in the Initial Premises. In the event Tenant elects not to exercise its right to lease any such space, Landlord may offer such space to third parties upon substantially the same terms and conditions that it offered the space to Tenant.

          34. Option To Extend. Tenant shall have the right to renew the lease
              ----------------
for one (1) three (3) year period. Notice for the renewal option shall be given to Landlord in writing no later than four (4) months prior to the expiration of the prior term. If said Option is exercised by Tenant, the rent shall be increased by 3% at the end of years three (3), four (4), and five (5).

          Executed at San Francisco, California, on May 31, 1996.
                                                    ------

LANDLORD                        TENANT
SOBEL BUILDING DEV. PARTNERS

[SIGNATURE ILLEGIBLE]           /s/ Thomas Layton
----------------------------    --------------------------------
For Leon Baumgarten             Thomas Layton
General Partner                 Chief Operating Officer
                                Perfect Market, Inc.

     ALL OF THE REAL PROPERTY SITUATE IN THE CITY AND COUNTY OF SAN FRANCISCO, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

     PARCEL ONE:
     ----------

     BEGINNING AT THE POINT OF INTERSECTION OF THE NORTHWESTERLY LINE OF TOWNSEND STREET AND THE SOUTHWESTERLY LINE OF EIGHTH STREET IN THE CITY OF SAN FRANCISCO; THENCE SOUTH 45 DEGREES 08 FEET 40 INCHES (THE BEARING OF SAID NORTHWESTERLY LINE OF TOWNSEND STREET BEING TAKEN AS SOUTH 45 DEGREES 08 FEET 40 INCHES WEST FOR THE PURPOSE OF THIS DESCRIPTION) ALONG SAID NORTHWESTERLY LINE OF TOWNSEND STREET, A DISTANCE OF 81.75 FEET TO THE POINT OF BEGINNING OF THE PROPERTY TO BE DESCRIBED; THENCE FROM SAID POINT OF BEGINNING SOUTH 45 DEGREES 08 FEET 40 INCHES WEST ALONG SAID NORTHWESTERLY LINE OF TOWNSEND STREET, A DISTANCE OF 18.53 FEET TO THE POINT OF INTERSECTION OF SAID NORTHWESTERLY LINE OF TOWNSEND STREET AND THE NORTHERLY LINE OF DIVISION STREET; THENCE SOUTH 25 DEGREES 39 FEET 21 INCHES WEST ALONG SAID NORTHERLY LINE OF DIVISION STREET, A DISTANCE OF 207.19 FEET TO A POINT ON THE EASTERLY LINE OF THAT CERTAIN PARCEL OF LAND CONVEYED BY THE WESTERN PACIFIC RAILROAD COMPANY TO THE STATE OF CALIFORNIA, BY DEED RECORDED FEBRUARY 26, 1952, IN BOOK 5876, PAGE 453 OFFICIAL RECORDS OF SAN FRANCISCO COUNTY; THENCE NORTHWESTERLY ALONG A 1147.0 FOOT RADIUS CURVE TO THE LEFT (THE CENTER OF SAID CURVE BEARS SOUTH 23 DEGREES 06 FEET 03 INCHES WEST) THROUGH AN ANGLE OF 4 DEGREES 59 FEET 48 INCHES, AN ARC DISTANCE OF
100.03 FEET; THENCE NORTHEASTERLY ALONG A 372.745 FOOT RADIUS CURVE TO THE RIGHT (THE CENTER OF SAID CURVE BEARS SOUTH 65 DEGREES 15 FEET 13 INCHES EAST) THROUGH AN ANGLE OF 9 DEGREES 39 FEET 53 INCHES, AN ARC DISTANCE OF 62.88 FEET; THENCE TANGENT TO SAID CURVE NORTH 34 DEGREES 24 FEET 40 INCHES EAST, A DISTANCE OF
141.77 FEET TO A POINT ON SAID SOUTHWESTERLY LINE OF EIGHTH STREET; THENCE
SOUTH 44 DEGREES 51 FEET 20 INCHES EAST ALONG SAID SOUTHWESTERLY LINE OF EIGHTH STREET, A DISTANCE OF 166.30 FEET; THENCE SOUTH 45 DEGREES 08 FEET 40 INCHES WEST, A DISTANCE OF 81.75 FEET; THENCE SOUTH 44 DEGREES 51 FEET 20 INCHES EAST, A DISTANCE OF 93.0 FEET TO THE POINT OF BEGINNING, CONTAINING 39, 808 SQUARE FEET, MORE OR LESS, AND BEING A PORTION OF 100 VARA BLOCK NO. 420.

     PARCEL TWO:
     ----------

     BEGINNING AT THE POINT OF INTERSECTION OF THE NORTHWESTERLY LINE OF TOWNSEND STREET AND THE SOUTHWESTERLY LINE OF EIGHTH STREET IN THE CITY AND COUNTY OF SAN FRANCISCO; THENCE FROM SAID POINT OF BEGINNING SOUTH 45 DEGREES 08 FEET 40 INCHES WEST (THE BEARING OF SAID NORTHWESTERLY LINE OF TOWNSEND STREET BEING TAKEN AS SOUTH 45 DEGREES 08 FEET 40 INCHES WEST FOR THE PURPOSE OF THIS DESCRIPTION) ALONG SAID NORTHWESTERLY LINE OF TOWNSEND STREET, A DISTANCE OF
81.75 FEET TO A POINT ON THE NORTHEASTERLY LINE OF PARCEL CONVEYED BY THE WESTERN PACIFIC RAILROAD COMPANY TO J.W. EHRLICH, TRUSTEE FOR THE HEIRS OF THE PRINCIPALS OF MAX SOBEL WHOLESALE LIQUORS, BY DEED RECORDED OCTOBER 18, 1955, IN BOOK 6717 OF OFFICIAL RECORDS, AT PAGES 161 TO 166, INCLUSIVE IN THE OFFICE OF THE RECORDER OF THE CITY AND COUNTY OF SAN FRANCISCO; THENCE NORTH 44 DEGREES 51 FEET 20 INCHES WEST ALONG SAID NORTHEASTERLY LINE, A DISTANCE OF 93.00 FEET; THENCE AT A RIGHT ANGLE NORTH 45 DEGREES 08 FEET 40 INCHES EAST ALONG THE SOUTHEASTERLY LINE OF SAID PARCEL CONVEYED TO J.W. EHRLICH, TRUSTEE, A DISTANCE OF 81.75 FEET TO A POINT ON SAID SOUTHWESTERLY LINE OF EIGHTH STREET; THENCE SOUTH 44 DEGREES 51 FEET 20 INCHES EAST ALONG SAID SOUTHWESTERLY LINE OF EIGHTH STREET, A DISTANCE OF 93.00 FEET TO THE POINT OF BEGINNING.

     BEING PART OF 100 VARA BLOCK NO. 420.

                                  EXHIBIT "A"

     PARCEL THREE
     ------------

     BEGINNING AT THE MOST NORTHERLY CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED BY THE WESTERN PACIFIC RAILROAD COMPANY, TO J. W. EHRLICH, TRUSTEE FOR SHERON SOBEL, CYNTHIA SOBEL, JOANNE COHEN AND STEVEN COHEN, AS RECORDED OCTOBER 18, 1955 IN VOLUME 6717, AT PAGES 161 TO 166 INCLUSIVE, OFFICIAL RECORDS, OF THE CITY AND COUNTY OF SAN FRANCISCO, SAID POINT OF BEGINNING, ALSO BEING ON THE SOUTHERLY LINE OF 8TH STREET, SAID CITY OF SAN FRANCISCO; THENCE FROM SAID POINT OF BEGINNING SOUTH 34 DEGREES 24 FEET 40 INCHES WEST ALONG THE WESTERLY LINE OF SAID PARCEL CONVEYED TO J.W. EHRLICH, TRUSTEE, A DISTANCE OF 141.77 FEET; THENCE CONTINUING ALONG SAID WEST LINE ON THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 372,745 FEET (THE CENTER OF SAID CURVE BEARS SOUTH 55 DEGREES 35 FEET 20 INCHES EAST), THROUGH A CENTRAL ANGLE OF 9 DEGREES 39 FEET 53 INCHES, AN ARC DISTANCE OF 62.88 FEET, TO A POINT ON THE NORTHEASTERLY LINE OF THE PARCEL OF LAND CONVEYED BY THE WESTERN PACIFIC RAILROAD COMPANY TO THE STATE OF CALIFORNIA, AS RECORDED FEBRUARY 26, 1952 IN VOLUME 5876, AT PAGE 453, OFFICIAL RECORDS OF THE CITY AND COUNTY OF SAN FRANCISCO; THENCE NORTHERLY AND WESTERLY ALONG SAID NORTHEASTERLY PROPERTY LINE ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 1,147.00 FEET (THE CENTER OF SAID CURVE BEARS SOUTH 78 DEGREES 06 FEET 15 INCHES WEST), THROUGH A CENTRAL ANGLE OF 4 DEGREES 59 FEET 29 INCHES, AN ARC DISTANCE OF 99.92 FEET; THENCE ON THE ARC OF A CURVE TO THE RIGHT HAVING A RADIUS OF 372.245 FEET (THE CENTER OF SAID CURVE BEARS SOUTH 73 DEGREES 57 FEET 51 INCHES EAST), THROUGH A CENTRAL ANGLE OF 24 DEGREES 11 FEET 13 INCHES, AN ARC DISTANCE OF 157.14 FEET, TO A POINT ON THE SOUTHERLY LINE OF 8TH STREET; THENCE SOUTH 44 DEGREES 51 FEET 20 INCHES EAST ALONG SAID SOUTHERLY LINE OF 8TH STREET, A DISTANCE OF 68.49 FEET TO THE POINT OF BEGINNING.

     BEING A PORTION OF 100 VARA BLACK 420.

     RESERVING FROM Parcel One of said real property (i) the free-standing sign on the southerly portion of said Parcel One and (ii) an easement of ingress and egress from Division Street across said Parcel One and of use of the area within said Parcel One immediately surrounding said sign for the purposes of operating, maintaining, repairing and replacing said sign for the benefit of Grantors, their assigns, agents and invitees.

                                   EXHIBIT C
                                   ---------

Landlord shall provide Tenant's improvements as follows:

     1.   Three (3) private offices with sliding glass doors.

     2.   Two (2) conference rooms with glass windows (panels).

     3.   Four, fifty four inch (54") high walls.

     4.   Open kitchen with sink, counter and cabinetry.

     5.   Vinyl tile in kitchen.

     6.   Supply room or shelving.

     7. Carpet throughout of Tenant's choice (not to exceed $15.00 per square yard) installed.

     8. Painting throughout in colors of Tenant's choice with Landlord approval.

     9. The exposed structural columns within the Premises shall be "fired-out" with a finish acceptable to Tenant.

     10.  Lighting sufficient to illuminate desk-heights surfaces.

     11.  Electrical outlets, located at a ratio of one (1) outlet per twelve
          (12) lineal feet of partition for the office areas, including the fifty four (54") high walls. Landlord agrees to install conduit (for cabling) at each electrical outlet.

     12. Electrical outlets shall be fifty percent (50%) duplex and fifty percent (50%) fourplex. Four dedicated outlets will be installed.

     13. Tenant to plan, install, and pay for all telephone equipment, computer cables, and computer equipment.

     14. Landlord shall improve to building standard the appearance of the secondary entrance of the stairway from Eighth Street.

     15.  See Exhibit C-1 for Tenant's floor plan.

     16. Landlord agrees that all improvements shall be to the standard of Suite 244.

                                                                  EXHIBIT C-1(a)

                 [EIGHTH STREET -- PARTIAL SECOND FLOOR PLAN]

                                                                       EXHIBIT B

                 [EIGHTH STREET -- PARTIAL SECOND FLOOR PLAN]

                                                                  EXHIBIT C-1(b)

                          PERFECT MARKET/CITY SEARCH

                 [EIGHTH STREET -- PARTIAL SECOND FLOOR PLAN]

                                   EXHIBIT D
                                   ---------

                             RULES AND REGULATIONS
                             ---------------------

          1. The sidewalks, halls, passages, exits, entrances, elevators and stairways of the building shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, and stairways are not for the general public, and Landlord shall, in all cases, retain the right to control and prevent access thereto of all persons whose presence, in the judgment of Landlord, would be prejudicial to the safety, character, reputation and interests of the building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities.

          2. No sign, placard, picture, name, advertisement or notice visible from the exterior of any tenant's premises shall be inscribed, painted, affixed of otherwise displayed by any tenant on any part of the building without the prior written consent of Landlord. Landlord will adopt and furnish to tenant general guidelines relating to signs inside the building on the office floors. Tenant agrees to conform to such guidelines, but may request approval of Landlord for modifications, which approval will not be unreasonably withheld. All approved signs of lettering on doors shall be printed, painted, affixed or inscribed at the expense of the tenant by a person approved by Landlord, which approval will not be unreasonably withheld. Material visible from outside the building will not be permitted. Landlord may from time to time replace the directory sign with a new sign of equal or better quality. Landlord may, from time to time, remove and/or relocate signs placed outside of any tenant's premises.

          3. The premises shall not be used for lodging. No cooking shall be done or permitted by any tenant on the premises, except that use by the tenant of Underwriters's Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

          4. Landlord will furnish each tenant free of charge a key to each door lock in the premises. Landlord may make a


                                   EXHIBIT D
                                   ---------
reasonable charge for any additional keys. No tenant shall have any duplicate keys made without prior written approval of Landlord, no tenant shall alter any lock or install a new or additional lock or any bolt on any door of its premises without the prior written consent of Landlord. Tenant shall in each case furnish Landlord with a key for any such lock. Each tenant, upon the termination of its tenancy, shall deliver to Landlord all keys to doors in the building which shall have been furnished to tenant.

          5. No tenant shall use or keep in the premises or the building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of office equipment, or, without Landlord's prior written approval, use any method of heating or air conditioning other than supplied by Landlord, no tenant shall use or keep or permit to be used or kept any foul or noxious gas or substance in the premises, or permit or suffer the premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business therein.

          6. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and street address of the building.

          7. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

          8. The Premises shall not be used for manufacturing of any kind, or any business or activity other than that specifically provided for in Tenant's lease.


                                   EXHIBIT D
                                   ---------

          9. 110 tenant shall install any radio or television antenna, loudspeaker, or other device on the roof or exterior walls of the building.

          10. There shall not be used in any space, or in the public halls of the building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by any tenant into the Building or kept in or about its premises.

          11.  EACH TENANT SHALL STORE ALL ITS TRASH AND GARBAGE WITHIN ITS
               ------------------------------------------------------------
PREMISES.
--------

          12. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of San Francisco without being in violation of any low or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

          13. Canvassing, peddling, soliciting, and distribution of handbills or any other written materials in the building are prohibited, and each tenant shall cooperate to prevent the same.

          14. Landlord may waive any or more of these rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the building.

          15. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend in whole or in part the terms, covenants, agreements and conditions of any lease of premises in the building.

          16. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the building, and for the preservation of good order therein.


                                   EXHIBIT D
                                   ---------

                                   EXHIBIT E

                     RECOGNITION AND ATTORNMENT AGREEMENT

This Agreement ("Agreement") is made on __________________________________, 19__
between Cynthia Morris, THE LISS LIVING TRUST U/A DATED 4/15/91 and CHARLES,
AND SHERRI SUGARMAN LIVING TRUST U/A DATED 8/24/90 (collectively "Masterlandlord"), whose address is 5710 Paradise Drive, Suite 3A, Corte Madera, CA 94925, SOBEL BUILDING DEVELOPMENT PARTNERS, a California General Partnership ("Landlord"), whose address is 680 Eighth Street, San Francisco, CA 94103, and

Perfect Market, Inc. DBA: City Search ("Tenant"), whose address is
-------------------------------------
680 Eighth Street, Suite 240  who agree as follows:
----------------------------
San Francisco, CA 94103

     1. RECITALS. This Agreement is made with reference to the following facts and objectives.

          (a) Master Landlord is the owner in fee of improved real property located in the City of San Francisco, County of San Francisco, commonly known as 680 Eighth Street.

          (b) On January 10, 1986, Master Landlord leased to Landlord and Landlord leased from Master Landlord, the real property described in this Agreement. The lease between Master Landlord and Landlord shall be referred to as 'the Master Lease.

          (c) Landlord and Tenant are contemplating entering into a sublease of a part of the real property (the "Premises"), a copy of which sublease Master Landlord has received. The sublease shall be referred to as the "Lease".

          (d) The parties desire, under the provisions set forth in this Agreement, to assute to Tenant possession of the Premises for the entire term of the Lease even if Landlord defaults under the Master Lease or the Master Lease terminates before expiration of the Lease.

     2. MASTER LANDLORD'S CONSENT TO LEASE. Master Landlord consents to Landlord and Tenant entering into the Lease, without waiver of the restriation in the Master Lease concerning further assignment or subletting.

     3. ATTORNMENT. If after expiration of the applicable period that Landlord has in which to cure its defaults, Landlord defaults under the Master Lease, the Master Landlord shall notify the Tenant of the default. On receipt of the notice from Master Landlord, Tenant shall attorn to Master Landlord and perform all Tenant's obligations under the Lease directly to Master Landlord as if Master Landlord were the Landlord under the Lease. If Tenant is not, at the time of the notice, in default, Master Landlord shall continue to recognize the estate of Tenant created under the Lease. If Tenant is not in default, the Lease shall continue with the same force and effect as if Master Landlord and Tenant had entered into a Lease on the same provisions as those contained in the Lease.

     4. TERMINATION OF MASTER LEASE BY DESTRUCTION OR CONDEMATION. If Master Lease terminates as provided in paragraphs 18 & 20 of the Master Lease, the Lease shall also terminate on the date that the Master Lease terminates.

     5. TENANT'S LIABILITY TO LANDLORD. From the date Tenant attorns to Master Landlord as provided in this Agreement, Tenant shall not be further liable to Landlord for performance under the Lease, and Landlord shall return to Tenant, immediately on Tenant's demand, the security deposit plus accrued interest and other prepaid sums the Tenant paid to Landlord under provisions of the Lease.

     6. CONDITIONS OF MASTER LANDLORD'S RECOGNITION AND TENANT'S ATTORNMENT. Master, Landlord's obligation to recognize Tenant's rights under the Lease, and Tenant's obligation to attorn to Master Landlord, are subject to the following:

          (a) Master Landlord and Tenant, from the date of recognition and attornment, shall have the same rights that can be enforced against each other as Landlord and Tenant have that can be enforced against each other under the Lease. Master Landlord shall not be liable for any act or omission of Landlord and its authorized representatives, shall not be subject to any offsets or defenses that Tenant has against Landlord, and shall not be bound by any prepaid rent, security deposit or other prepaid sum that Tenant has paid in advance to Landlord.

          (b) Master Landlord and Tenant immediately shall enter into a written agreement with the same provisions as those in the Lease, except for any changes that are necessary because of the substitution of Master Landlord in the place of Landlord.

     7. AMENDMENT OF LEASE. Landlord and Tenant shall not enter into any agreement that amends the Lease without Master Landlord's consent. Any amendment of the Lease in violation of this provision shall have no force or effect on Master Landlord.

     8. MISCELLANEOUS.

          (a) No Effect on Master Lease. Nothing in this Agreement shall be deemed to change in any manner the provisions of the Master Lease between Master Landlord and Landlord, or to waive any right that Master Landlord may now have or later acquire against Landlord by reason of the Master Lease.

          (b) Attorney's Fees. If any commences an action against any of the other parties arising out of or in connection with this Agreement, the prevailing party shall be entitled to recover from the losing party reasonable attorney's fees and costs of suit.

          (c) Notice. Any notice, demand, request, consent, approval, or communication that any party desires or is required to give to another party or any other person shall be in writing and either served personally or sent by prepaid, first-class-mail. Any notice, demand, request, consent, approval, or communication that any party desires or is required to give to the other party at the address set forth in the introductory paragraph of this Agreement. Any party may change its address by notifying the other parties of the change of Address. Notice shall be deemed communicated within forty-eight(48) hours from the time of mailing if mailed as provided in this paragraph.

          (d) Successors. This Agreement shall be binding on and inure to the benefit of the parties and their successors.

MASTER LANDLORD              LANDLORD                  TENANT


By______________________     By [SIGNATURE ILLEGIBLE]  By [SIGNATURE ILLEGIBLE]
                                --------------------      --------------------
Title___________________     Title Agent for           Title COO
                                   -----------------        ----------------
                                   Leon Baungerton
                                   General Partner


                                    Page 2